10-Q Subsequent events	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent events	Subsequent events
The company has evaluated subsequent events through February 27, 2026, which represents the date the Consolidated Financial Statements were originally made available to investors, and June 5, 2026, for the reverse stock split described below.
Senior-Secured Notes – 2029
On February 18, 2026, the Company closed on a private placement of senior secured notes due February 18, 2029, for aggregate gross proceeds of $500.0 million (the “Senior Secured Notes – 2029”). Net proceeds, after deducting $8.1 million in fees and issuance costs, were used to fully repay the Senior Secured Notes – 2026, including accrued interest (the “2026 Refinancing”). The Senior Secured Notes – 2029 bear an interest rate of 11.5%, payable semi-annually, and are secured by second-priority liens on certain assets of the Company’s U.S. subsidiaries. The 2026 Refinancing extends the Company’s nearest significant debt maturity to 2029, enhances liquidity and improves overall financial flexibility. In conjunction with the issuance of the Senior Secured Notes – 2029, the maturity of the Amended Needham LOC was extended to February 18, 2029 and the interest rate increased from 7.99% to 8.99%, in accordance with the existing terms of the Amended and Restated Needham Loan Agreement. Consequently, in accordance with ASC 470, the Company reclassified the outstanding balance of the Senior Secured Notes – 2026 and Amended Needham LOC as non- current liabilities within Notes payable - net of current on the Consolidated Balance Sheet as of December 31, 2025.
Exercise of redeemable noncontrolling interest put option —Four20
On February 23, 2026, the selling shareholders of Four20 exercised their put option by delivering an irrevocable notice to the Company to redeem their remaining 45% equity interest in Four20, and on April 30, 2026, the Company completed the buyout of the 45% equity interest in Four20 not already owned by the Company. Upon completion of the transaction, the Company will increase its ownership interest in Four20 to 100%, and the Company no longer has outstanding redeemable non-controlling interests. For further details, see Note 18 — Redeemable non-controlling interest.
Reverse Stock Split
On June 5, 2026, the Company effected a 1-for-3 reverse stock split of its issued and SVS and MVS. The reverse stock split reduced the number of issued and outstanding shares of the Company’s SVS and MVS on a proportionate basis and did not affect any shareholder’s percentage ownership interest in the Company, except for adjustments resulting from the treatment of fractional shares. Share amounts, per share amounts, voting rights and equity award information presented in these consolidated financial statements and accompanying notes have been retroactively adjusted to reflect the reverse stock split for all periods presented. For further details, see Note 2 — Basis of presentation and consolidation.